Exhibit 10.45

NONQUALIFIED STOCK OPTION AGREEMENT

GOODMAN NETWORKS, INCORPORATED

2008 LONG-TERM INCENTIVE PLAN

1. Grant of Option. Pursuant to the 2008 Long-Term Incentive Plan (the “Plan”) of Goodman Networks, Incorporated, a Texas corporation (the “Company”), the Company grants to

(the “Participant”),

an option to purchase shares of Common Stock (“Common Stock”) of the Company as follows:

On the date hereof, the Company grants to the Participant an option (the “Option” or “Stock Option”) to purchase             full shares (the “Optioned Shares”) of Common Stock at an Option Price to be determined by the Board of Directors, which will be equal to the Fair Market Value of the Common Stock on the Date of Grant (the “Option Price”). The Date of Grant of this Stock Option will be [            ], 20[        ].

The “Option Period” shall commence on the Date of Grant and shall expire on [            ], 20[        ], unless terminated earlier in accordance with Section 4 below. The Stock Option is a Nonqualified Stock Option. This Stock Option is intended to comply with the provisions governing nonqualified stock options under the final Treasury Regulations issued on April 10, 2007, in order to exempt this Stock Option from application of Section 409A of the Code.

2. Subject to Plan. The Stock Option and its exercise are subject to the terms and conditions of the Plan, and the terms of the Plan shall control to the extent not otherwise inconsistent with the provisions of this Agreement. To the extent the terms of the Plan are inconsistent with the provisions of this Agreement, this Agreement shall control. The capitalized terms used herein that are defined in the Plan shall have the same meanings assigned to them in the Plan. The Stock Option is subject to any rules promulgated pursuant to the Plan by the Board or the Committee and communicated to the Participant in writing.

3. Vesting; Time of Exercise.

a. Except as specifically provided in this Agreement and subject to certain restrictions and conditions set forth in the Plan, the Stock Option shall be fully exercisable on the Date of Grant.

b. Except as specifically provided in this Agreement and subject to certain restrictions and conditions set forth in the Plan, the Optioned Shares shall be vested as follows:

i. One third (1/3) of the total Optioned Shares shall vest on [            ], 20[        ], provided the Participant is employed by (or, if the Participant is a Contractor or an Outside Director, is providing services to) the Company or a Subsidiary on that date.

ii. One third (1/3) of the total Optioned Shares shall vest on [            ], 20[        ], provided the Participant is employed by (or, if the Participant is a Contractor or an Outside Director, is providing services to) the Company or a Subsidiary on that date.

iii. One third (1/3) of the total Optioned Shares shall vest on [            ], 20[        ], provided the Participant is employed by (or, if the Participant is a Contractor or an Outside Director, is providing services to) the Company or a Subsidiary on that date.

If on or after [            ], 20[        ] (i) the Participant is still employed by (or if the Participant is a Contractor or an Outside Director, is still providing services to) the Company or one of its Subsidiaries, and (ii) a Change in Control occurs, then immediately prior to the effective date of such Change in Control, the total Optioned Shares not previously vested shall thereupon immediately become vested. Upon the Participant’s Termination of Service, all vesting shall cease and all unvested Optioned Shares shall be forfeited.

c. If the Optioned Shares received upon exercise of this Stock Option are not vested as described in Section 3.b. above at the time of exercise of the Stock Option, the unvested Optioned Shares issued to the Participant shall be Restricted Stock, subject to the conditions of Section 6.4 of the Plan. The Restriction Period for such Restricted Stock shall commence on the date of exercise and shall expire on the date the Optioned Shares otherwise would vest as described in Section 3.b. above. The Participant shall forfeit any Restricted Stock pursuant to the terms of this Agreement.

Upon the issuance to the Participant of a certificate for Restricted Stock, the Participant shall endorse such certificate in blank or execute a stock power in form satisfactory to the Company in blank and deliver such certificate and executed stock power to the Company. The provisions of this paragraph shall be specifically performable by the Company in a court of equity or law.

In the event any shares of Restricted Stock are forfeited pursuant to a the terms of this Agreement, the Company may, in its sole discretion, elect to pay to the Participant, as soon as practicable after the event causing forfeiture of such shares, in cash, an amount equal to the lesser of the total consideration paid by the Participant for such forfeited shares or the Fair Market Value of such forfeited shares as of the date of such event. Upon any forfeiture, all rights of the Participant with respect to the forfeited shares of the Restricted Stock shall cease and terminate, without any further obligation on the part of the Company.

4. Term; Forfeiture.

a. Except as otherwise provided in this Agreement, to the extent the unexercised portion of the Stock Option relates to Optioned Shares which are not vested on the date of the Participant’s Termination of Service, the Stock Option will be terminated on that date, and to the extent the Participant has any Restricted Stock on the date of the Participant’s Termination of Service, such Restricted Stock shall be forfeited on that date. The unexercised portion of the Stock Option that relates to Optioned Shares which are vested will terminate at the first of the following to occur:

i. 5 p.m. on the date the Option Period terminates;

ii. 5 p.m. on the date which is twelve (12) months following the date of the Participant’s Termination of Service due to death, Total and Permanent Disability, or Retirement;

iii. 5 p.m. on the day prior to the date of the Participant’s Termination of Service by the Company for Cause (as defined herein);

iv. 5 p.m. on the date which is sixty (60) days following the Participant’s Termination of Service by the Company without Cause;

v. 5 p.m. on the date which is thirty (30) days following the Participant’s voluntary Termination of Service for any reason; or

vi. 5 p.m. on the date the Company causes any portion of the Option to be forfeited pursuant to Section 7 hereof.

b. For purposes of this Section, “Cause” shall include, but not be limited to: (i) if the Participant has an employment agreement with the Company, a material breach by the Participant of the Participant’s obligations under his employment agreement, which material breach, if susceptible of cure, remains uncured after thirty (30) days’ written notice from the Company specifying in reasonable detail the nature of such breach; (ii) failure by the Participant to perform his employment duties to the reasonable satisfaction of the Board; (iii) willful failure to follow a lawful and reasonable directive of the Board (whether by commission or omission); (iv) commission by the Participant of an act of dishonesty or fraud upon, or willful misconduct toward, the Company or misappropriation of Company property or corporate opportunities, as reasonably determined by the Board; (v) a conviction, guilty plea or plea of nolo contendere of any misdemeanor that involves (A) moral turpitude or (B) other conduct that involves fraud, embezzlement, larceny, theft or dishonesty; (vi) a conviction, guilty plea or plea of nolo contendere of any felony, unless the Board reasonably determines that the Participant’s conviction of such felony does not materially affect the Company’s or the Participant’s business reputation or significantly impair the Participant’s ability to carry out his duties under his employment agreement (provided that the Board shall have no obligation to make such determination); or (vii) the Participant’s violation of the Company’s policies regarding insobriety during working hours or the use of illegal drugs.

5. Who May Exercise. Subject to the terms and conditions set forth in Sections 3 and 4 above, during the lifetime of the Participant, the Stock Option may be exercised only by the Participant, or by the Participant’s guardian or personal or legal representative. If the

Participant’s Termination of Service is due to his or her death prior to the termination dates specified in Section 4 hereof, and the Participant has not exercised the Stock Option as to the maximum number of vested Optioned Shares as set forth in Section 3 hereof as of the date of death, the following persons may exercise the exercisable portion of the Stock Option on behalf of the Participant at any time prior to the earliest of the dates specified in Section 4 hereof: the personal representative of his or her estate, or the person who acquired the right to exercise the Stock Option by bequest or inheritance or by reason of the death of the Participant; provided that the Stock Option shall remain subject to the other terms of this Agreement, the Plan, and applicable laws, rules, and regulations.

6. No Fractional Shares. The Stock Option may be exercised only with respect to full shares, and no fractional share of stock shall be issued.

7. Manner of Exercise. Subject to such administrative regulations as the Committee may from time to time adopt, the Stock Option may be exercised by the delivery of written notice to the Committee setting forth the number of shares of Common Stock with respect to which the Stock Option is to be exercised, the date of exercise thereof (the “Exercise Date”), which shall be at least three (3) days after giving such notice unless an earlier time shall have been mutually agreed upon. On the Exercise Date, the Participant shall deliver to the Company consideration with a value equal to the total Option Price of the shares to be purchased, payable as follows: (a) cash or check, bank draft, or money order payable to the order of the Company, and (b) in any other form of valid consideration that is acceptable to the Committee in its sole discretion.

Upon payment of all amounts due from the Participant, the Company shall cause certificates for the Optioned Shares then being purchased to be delivered to the Participant (or the person exercising the Participant’s Stock Option in the event of his or her death) at its principal business office promptly after the Exercise Date. The obligation of the Company to deliver shares of Common Stock shall, however, be subject to the condition that if at any time the Company shall determine in its discretion that the listing, registration, or qualification of the Stock Option or the Optioned Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with, the Stock Option or the issuance or purchase of shares of Common Stock thereunder, then the Stock Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not reasonably acceptable to the Committee.

If the Participant fails to pay for any of the Optioned Shares specified in such notice or fails to accept delivery thereof, then the Company may, in its sole discretion, cause the Participant to forfeit the Stock Option, and right to purchase such Optioned Shares.

8. Nonassignability. The Stock Option is not assignable or transferable by the Participant except by will or by the laws of descent and distribution.

9. Rights as Shareholder. The Participant will have no rights as a shareholder with respect to any shares covered by the Stock Option until the issuance of a certificate or certificates to the Participant for the Optioned Shares. The Optioned Shares shall be subject to the terms and conditions of this Agreement regarding such Optioned Shares. The Participant, by his or her execution of this Agreement, agrees to execute any documents requested by the Company in connection with the issuance of a certificate or certificates for the Optioned Shares. Except as otherwise provided in Section 10 hereof, no adjustment shall be made for dividends or other rights for which the record date is prior to the issuance of such certificate or certificates.

10. Adjustment of Number of Optioned Shares and Related Matters. The number of shares of Common Stock covered by the Stock Option, and the Option Prices thereof, shall be subject to adjustment in accordance with Articles 11—13 of the Plan.

11. Nonqualified Stock Option. The Stock Option shall not be treated as an Incentive Stock Option.

12. Specific Performance. The parties acknowledge that remedies at law will be inadequate remedies for breach of this Agreement and consequently agree that this Agreement shall be enforceable by specific performance. The remedy of specific performance shall be cumulative of all of the rights and remedies at law or in equity of the parties under this Agreement.

13. Participant’s Representations. Notwithstanding any of the provisions hereof, the Participant hereby agrees that he or she will not exercise the Stock Option granted hereby, and that the Company will not be obligated to issue any shares to the Participant hereunder, if the exercise thereof or the issuance of such shares shall constitute a violation by the Participant or the Company of any provision of any law or regulation of any governmental authority. Any determination in this connection by the Company shall be final, binding, and conclusive. The obligations of the Company and the rights of the Participant are subject to all applicable laws, rules, and regulations.

14. Investment Representation. Unless the Common Stock is issued to him/her in a transaction registered under applicable federal and state securities laws, by his/her execution hereof, the Participant represents and warrants to the Company that all Common Stock which may be purchased hereunder will be acquired by the Participant for investment purposes for his/her own account and not with any intent for resale or distribution in violation of federal or state securities laws. Unless the Common Stock is issued to him/her in a transaction registered under the applicable federal and state securities laws, all certificates issued with respect to the Common Stock shall bear an appropriate restrictive investment legend and shall be held indefinitely, unless they are subsequently registered under the applicable federal and state securities laws or the Participant obtains an opinion of counsel, in form and substance satisfactory to the Company and its counsel, that such registration is not required.

15. Participant’s Acknowledgments. The Participant acknowledges that a copy of the Plan has been made available for his or her review by the Company, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Stock Option subject to all the terms and provisions thereof. The Participant hereby agrees to accept as binding, conclusive, and final all decisions or interpretations of the Committee or the Board, as appropriate, upon any questions arising under the Plan or this Agreement.

16. Law Governing. This Agreement shall be governed by, construed, and enforced in accordance with the laws of the State of Texas (excluding any conflict of laws rule or principle of Texas law that might refer the governance, construction, or interpretation of this agreement to the laws of another state).

17. No Right to Continue Service or Employment. Nothing herein shall be construed to confer upon the Participant the right to continue in the employ or to provide services to the Company or any Subsidiary, whether as an Employee or as a Contractor or as an Outside Director, or interfere with or restrict in any way the right of the Company or any Subsidiary to discharge the Participant as an Employee, Contractor or Outside Director at any time.

18. Legal Construction. In the event that any one or more of the terms, provisions, or agreements that are contained in this Agreement shall be held by a court of competent jurisdiction to be invalid, illegal, or unenforceable in any respect for any reason, the invalid, illegal, or unenforceable term, provision, or agreement shall not affect any other term, provision, or agreement that is contained in this Agreement and this Agreement shall be construed in all respects as if the invalid, illegal, or unenforceable term, provision, or agreement had never been contained herein.

19. Covenants and Agreements as Independent Agreements. Each of the covenants and agreements that are set forth in this Agreement shall be construed as a covenant and agreement independent of any other provision of this Agreement. The existence of any claim or cause of action of the Participant against the Company, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by the Company of the covenants and agreements that are set forth in this Agreement.

20. Entire Agreement. This Agreement together with the Plan supersede any and all other prior understandings and agreements, either oral or in writing, between the parties with respect to the subject matter hereof and constitute the sole and only agreements between the parties with respect to the said subject matter. All prior negotiations and agreements between the parties with respect to the subject matter hereof are merged into this Agreement. Each party to this Agreement acknowledges that no representations, inducements, promises, or agreements, orally or otherwise, have been made by any party or by anyone acting on behalf of any party, which are not embodied in this Agreement or the Plan and that any agreement, statement or promise that is not contained in this Agreement or the Plan shall not be valid or binding or of any force or effect.

21. Parties Bound. The terms, provisions, and agreements that are contained in this Agreement shall apply to, be binding upon, and inure to the benefit of the parties and their respective heirs, executors, administrators, legal representatives, and permitted successors and assigns, subject to the limitation on assignment expressly set forth herein.

22. Shares Subject to Shareholders Agreement. The Participant acknowledges that certain of the shareholders of the Company and the Company have entered into the Fourth Amended and Restated Shareholders Agreement (the “Shareholders Agreement”) containing certain restrictions and conditions regarding the assignment, sale, transfer or pledge of the Company’s stock and that such Shareholders Agreement may be amended prior to vesting and/or exercise of the Stock Option. The Participant further acknowledges and agrees that the shares acquired by the exercise of the Stock Option under this Agreement which are not Restricted Stock will become subject to the terms of the Shareholders Agreement and any amendments thereto and the Participant agrees, prior to the Company issuing any stock certificates representing shares that are not Restricted Stock, to execute any or all documents to indicate the Participant’s acceptance of the terms of the Shareholders Agreement and any amendments thereto.

23. Irrevocable Proxy. The Participant acknowledges and agrees that the shares acquired by the exercise of the Stock Option under this Agreement will be deemed automatically subject to an irrevocable proxy (the “Irrevocable Proxy”) which will transfer the Participant’s voting rights with respect to such shares to [the presiding CEO] and the Participant agrees, prior to the Company issuing any stock certificates representing shares, to execute the Irrevocable Proxy.

24. Modification. No change or modification of this Agreement shall be valid or binding upon the parties unless the change or modification is in writing and signed by the parties; provided, however, that the Company may change or modify this Agreement without the Participant’s consent or signature if the Company determines, in its sole discretion, that such change or modification is necessary for purposes of compliance with or exemption from the requirements of Section 409A of the Code or any regulations or other guidance issued thereunder. Notwithstanding the preceding sentence, the Company may amend the Plan to the extent permitted by the Plan.

25. Headings. The headings that are used in this Agreement are used for reference and convenience purposes only and do not constitute substantive matters to be considered in construing the terms and provisions of this Agreement.

26. Gender and Number. Words of any gender used in this Agreement shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise.

27. Notice. Any notice required or permitted to be delivered hereunder shall be deemed to be delivered only when actually received by the Company or by the Participant, as the case may be, at the addresses set forth below, or at such other addresses as they have theretofore specified by written notice delivered in accordance herewith:

a. Notice to the Company shall be addressed and delivered as follows:

GOODMAN NETWORKS, INCORPORATED

6400 International Parkway, Suite 1000

Plano, TX 75093

Attn: President

b. Notice to the Participant shall be addressed and delivered to the address listed in the Company’s payroll records.

28. Legend.

a. Each certificate representing shares of Restricted Stock issued to the Participant shall bear the following legend, or a similar legend deemed by the Company to constitute an appropriate notice of the provisions hereof (any such certificate not having such legend shall be surrendered upon demand by the Company and so endorsed):

On the face of the certificate:

TRANSFER OF THIS STOCK IS RESTRICTED IN ACCORDANCE WITH CONDITIONS PRINTED ON THE REVERSE OF THIS CERTIFICATE.

On the reverse:

THE SHARES OF STOCK EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO AND TRANSFERABLE ONLY IN ACCORDANCE WITH THAT CERTAIN GOODMAN NETWORKS, INCORPORATED 2008 LONG-TERM INCENTIVE PLAN, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY IN DALLAS, TEXAS. NO TRANSFER OR PLEDGE OF THE SHARES EVIDENCED HEREBY MAY BE MADE EXCEPT IN ACCORDANCE WITH AND SUBJECT TO THE PROVISIONS OF SAID PLAN. BY ACCEPTANCE OF THIS CERTIFICATE, ANY HOLDER, TRANSFEREE OR PLEDGEE HEREOF AGREES TO BE BOUND BY ALL OF THE PROVISIONS OF SAID PLAN.

THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO RESTRICTIONS ON VOTING AS SET FORTH IN AN IRREVOCABLE PROXY.

b. Each certificate representing shares of Common Stock issued pursuant to this Stock Option that are not Restricted Stock shall bear the following legend, or a similar legend deemed by the Company to constitute an appropriate notice of the provisions hereof (any such certificate not having such legend shall be surrendered upon demand by the Company and so endorsed):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR PURSUANT TO THE SECURITIES OR “BLUE SKY” ACTS OF ANY STATE. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED, EXCEPT PURSUANT TO (i) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER SUCH ACTS, OR (ii) UNTIL THE COMPANY HAS RECEIVED ADEQUATE ASSURANCE, BY OPINION OF COUNSEL OR OTHER MEANS SATISFACTORY TO THE COMPANY, THAT AN EXEMPTION

FROM REGISTRATION EXISTS FOR SUCH OFFER FOR SALE, SALE, TRANSFER, PLEDGE, HYPOTHECATION OR ASSIGNMENT.

THE COMPANY WILL FURNISH WITHOUT CHARGE TO THE HOLDER OF THIS CERTIFICATE, UPON RECEIPT BY THE COMPANY AT ITS PRINCIPAL OFFICE OF A WRITTEN REQUEST, A FULL STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE COMPANY, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS, AS SUCH ARE SET FORTH IN THE ARTICLES OF INCORPORATION, ON FILE WITH THE SECRETARY OF STATE.

NO SHAREHOLDER OF THE COMPANY SHALL HAVE ANY PREEMPTIVE OR OTHER RIGHT TO ACQUIRE ADDITIONAL, UNISSUED OR TREASURY, SHARES OF THE CORPORATION, WHETHER NOW OR HEREAFTER AUTHORIZED, OR ANY SECURITIES CONVERTIBLE INTO, EXCHANGEABLE FOR OR CARRYING ANY RIGHT TO ACQUIRE ANY SHARES OF ANY CLASS OF THE COMPANY, EXCEPT FOR SUCH RIGHTS AS ARE EXPRESSLY PROVIDED BY CONTRACT.

THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RIGHTS AND RESTRICTIONS CONTAINED IN A FOURTH AMENDED AND RESTATED SHAREHOLDERS’ AGREEMENT DATED AS OF JUNE 24, 2009, AS MAY BE AMENDED, COPIES OF WHICH ARE ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY. A COPY OF SUCH AGREEMENT WILL BE FURNISHED WITHOUT CHARGE TO THE HOLDER OF THIS CERTIFICATE UPON RECEIPT BY THE COMPANY AT ITS PRINCIPAL OFFICE OF A WRITTEN REQUEST FROM THE HOLDER REQUESTING SUCH COPY.

THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO RESTRICTIONS ON VOTING AS SET FORTH IN AN IRREVOCABLE PROXY.

THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE RESTRICTIONS SET FORTH ON THE REVERSE SIDE.

29. Tax Requirements. The Participant is hereby advised to consult immediately with his or her own tax advisor regarding the tax consequences of this Agreement. The Company or, if applicable, any Subsidiary (for purposes of this Section 29, the term “Company” shall be deemed to include any applicable Subsidiary), shall have the right to deduct from all amounts paid in cash or other form in connection with the Plan, any Federal, state, local, or other taxes required by law to be withheld in connection with this Award. The Company may, in its sole discretion, also require the Participant receiving shares of Common Stock issued under the Plan to pay the Company the amount of any taxes that the Company is required to withhold in connection with the Participant’s income arising with respect to this Award. Such payments shall be required to be made when requested by Company and may be required to be made prior to the delivery of any certificate representing shares of Common Stock. Such payment may be made (i) by the delivery of cash to the Company in an amount that equals or exceeds (to avoid the issuance of fractional shares) the required tax withholding obligations of the Company; or (ii) in any other form of valid consideration that is acceptable to the Committee in its sole discretion. The Company may, in its sole discretion, withhold any such taxes from any other cash remuneration otherwise paid by the Company to the Participant.

*******************

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and the Participant, to evidence his consent and approval of all the terms hereof, has duly executed this Agreement, as of the date specified in Section 1 hereof.

COMPANY:

GOODMAN NETWORKS, INCORPORATED

By:
Name:
Title:

PARTICIPANT:

Signature

Name:

GOODMAN NETWORKS, INCORPORATED

IRREVOCABLE PROXY

The undersigned, being the holder of [            ] shares (the “Optioned Shares”) of the Common Stock of Goodman Networks, Incorporated, a Texas corporation (the “Corporation”) hereby designates and appoints [the presiding CEO] as proxy for the undersigned with full power of substitution, for and in the name, place and stead of the undersigned, to vote upon and act with respect to matters on which the undersigned is entitled to vote and act at any meeting of shareholders (whether annual or special and whether or not an adjourned or postponed meeting) or consent in lieu of any such meeting or otherwise, on all matters.

THIS PROXY SHALL BE EFFECTIVE BEGINNING ON THE DATE OF EXECUTION HEREOF AND ENDING ON THE DATE THE UNDERSIGNED NO LONGER HOLDS THE OPTIONED SHARES AND SHALL BE IRREVOCABLE.

There shall be conspicuously stated on each stock certificate subject to this proxy, a legend indicating the existence of the Irrevocable Proxy. The undersigned hereby affirms that this Irrevocable Proxy is given in connection with, and pursuant to the terms of, the Stock Option Agreement by and between the Corporation and the undersigned. The undersigned acknowledges that this proxy is coupled with an interest and is irrevocable and shall not be terminated by operation of law.

Dated:	Name